WORLD CLASS

INSTITUTIONAL

ASSET MANAGEMENT

AT A PERSONAL LEVEL



                             BLACKROCK
                             CLOSED-END FUNDS

                             ---------------------------------------------------
                               ANNUAL REPORT
                             ---------------------------------------------------

                             October 31, 2002

                             BCT SUBSIDIARY, INC.


-------------------------------
 NOT FDIC | MAY LOSE VALUE
 INSURED  | NO BANK GUARANTEE
-------------------------------


                                                                [BLACKROCK LOGO]

                                TABLE OF CONTENTS

Portfolio of Investments ....................................................  1

Financial Statements

   Statement of Assets and Liabilities ......................................  4

   Statement of Operations ..................................................  5

   Statement of Cash Flows ..................................................  6

   Statement of Changes in Net Assets .......................................  7

Financial Highlights ........................................................  8

Notes to Financial Statements ...............................................  9

Independent Auditors' Report ................................................ 13

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002

-----------------------
 BCT SUBSIDIARY, INC.
-----------------------

              PRINCIPAL
   RATING*     AMOUNT                                                                                                       VALUE
(UNAUDITED)     (000)                                    DESCRIPTION                                                      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--152.9%
                        MORTGAGE PASS-THROUGHS--3.5%
                        Federal National Mortgage Association,
             $ 1,229      5.50%, 1/01/17 - 2/01/17 ................................................................    $  1,268,619
                 173      6.50%, 7/01/29 ..........................................................................         178,954
                                                                                                                       ------------
                                                                                                                          1,447,573
                                                                                                                       ------------
                        AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--18.7%
                 400    Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                          Series 1534, Class 1534-IG, 2/15/10                                                               421,632
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 252      Trust 1992-43, Class 43-E, 4/25/22 ......................................................         269,319
               3,053      Trust 1993-79, Class 79-PK, 4/25/22 .....................................................       3,205,915
               3,146      Trust 1993-87, Class 87-J, 4/25/22 ......................................................       3,283,228
                 596      Trust 1994-13, Class 13-SJ, 2/25/09 .....................................................         608,285
                                                                                                                       ------------
                                                                                                                          7,788,379
                                                                                                                       ------------
                        INVERSE FLOATING RATE MORTGAGES--26.8%
AAA              462    Citicorp Mortgage Securities, Inc., Series 1993-14, Class A-4, 11/25/23 ...................         593,104
Aaa              550    Countrywide Funding Corp., Series 1994-2, Class A-12S, 2/25/09 ............................         579,731
Aaa              866    Countrywide Mortgage-Backed Securities, Inc., Series 1993-D, Class A-15, 1/25/09 ..........         940,922
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                 336      Series 1425, Class 1425-SB, 12/15/07 ....................................................         393,239
                  71      Series 1506, Class 1506-S, 5/15/08 ......................................................          77,375
                 389      Series 1515, Class 1515-S, 5/15/08 ......................................................         428,073
                 129      Series 1580, Class 1580-SD, 9/15/08 .....................................................         132,838
                 360      Series 1618, Class 1618-SA, 11/15/08 ....................................................         373,865
                 496      Series 1621, Class 1621-SH, 11/15/22 ....................................................         530,493
                 800      Series 1626, Class 1626-SA, 12/15/08 ....................................................         801,015
                 480      Series 1661, Class 1661-SB, 1/15/09 .....................................................         521,512
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 598      Trust 1992-187, Class 187-SB, 10/25/07 ..................................................         693,833
                 523      Trust 1992-190, Class 190-S, 11/25/07 ...................................................         655,819
                 929      Trust 1993-156, Class 156-SE, 10/25/19 ..................................................         941,270
                 399      Trust 1993-173, Class 173-SA, 9/25/08 ...................................................         401,737
                 498      Trust 1993-214, Class 214-SH, 12/25/08 ..................................................         553,474
                 525      Trust 1993-224, Class 224-SE, 11/25/23 ..................................................         554,627
Aaa              600    PaineWebber Mortgage Acceptance Corp., Series 1994-6, Class A-9, 4/25/09 ..................         660,563
                        Residential Funding Mortgage Securities, Inc.,
AAA              592      Series 1993-S23, Class A-12, 6/25/08 ....................................................         629,828
AAA              612      Series 1993-S23, Class A-16, 6/25/08 ....................................................         670,012
                                                                                                                       ------------
                                                                                                                         11,133,330
                                                                                                                       ------------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--10.3%
              11,926    Chase Mortgage Finance Corp., Series 1999-S4, Class A-14, 4/25/29 .........................          11,181
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                   5      Series 1114, Class 1114-J, 7/15/06 ......................................................          66,769
                   5      Series 1285, Class 1285-M, 5/15/07 ......................................................          51,663
               1,569      Series 1645, Class 1645-IB, 9/15/08 .....................................................         158,289
                  46      Series 1747, Class 1747-I, 6/15/23 ......................................................             257
                 136      Series 2049, Class 2049-LC, 10/15/23 ....................................................             763
               2,266      Series 2063, Class 2063-PU, 10/15/26 ....................................................         158,628
                 168      Series 2075, Class 2075-IB, 12/15/21 ....................................................             526
               7,452      Series 2081, Class 2081-S, 5/15/25 ......................................................         220,070
               2,829      Series 2306, Class 2306-PM, 5/15/26 .....................................................         187,425
               3,906      Series 2370, Class 2370-EI, 2/15/21 .....................................................         209,929
               6,396      Series 2376, Class 2376-MI, 7/15/11 .....................................................         531,642
               3,114      Series 2417, Class 2417-EI, 3/15/12 .....................................................         254,977
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                   1      Trust G-21, Class 21-L, 7/25/21 .........................................................          27,545
                   3      Trust 1991-72, Class 72-H, 7/25/06 ......................................................          56,958
                  31      Trust 1992-51, Class 51-K, 4/25/07 ......................................................         372,157

                                              See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002

----------------------
 BCT SUBSIDIARY, INC.
----------------------

              PRINCIPAL
   RATING*     AMOUNT                                                                                                       VALUE
(UNAUDITED)     (000)                                    DESCRIPTION                                                      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--(CONT'D)
                        Federal National Mortgage Association, REMIC Pass-Through Certificates--(cont'd)
             $    20      Trust 1992-174, Class 174-S, 9/25/22 ....................................................    $     53,145
                  12      Trust 1993-8, Class 8-HA, 1/25/08 .......................................................         209,514
                  28      Trust 1993-49, Class 49-L, 4/25/13 ......................................................         228,209
                 693      Trust 1993-223, Class 223-PT, 10/25/23 ..................................................          66,263
                 334      Trust 1994-39, Class 39-PE, 1/25/23 .....................................................          21,644
               1,223      Trust 1998-30, Class 30-QG, 12/18/25 ....................................................          51,594
              10,011      Trust 2000-22, Class 22-SE, 11/25/23 ....................................................         132,252
               3,206      Trust 2001-9, Class 9-IB, 5/25/27 .......................................................         180,337
               1,499      Trust 2001-29, Class 29-BE, 5/25/28 .....................................................          74,726
               1,250      Trust 2001-53, Class 53-IC, 10/25/21 ....................................................          57,812
               4,895      Trust 2001-80, Class 80-PI, 9/25/23 .....................................................         425,295
               4,779      Trust 2002-14, Class PI, 4/25/12 ........................................................         266,421
                 509    PNC Mortgage Securities Corp., Series 1998-8, Class 4-X, 10/25/13 .........................          45,826
                        Residential Funding Mortgage Securities I, Inc.,
               2,520      Series 1993-S44, Class A-4, 11/25/23 ....................................................          53,948
                 959      Series 1998-S19, Class A-8, 8/25/28 .....................................................             150
              16,958    Structured Asset Securities Corp., Series 1999-ALS1, Class ALS1-3AX, 5/25/29 ..............          66,241
              31,904    Vendee Mortgage Trust, Series 2002-1, Class 1-1IO, 10/15/31 ...............................          49,851
                                                                                                                       ------------
                                                                                                                          4,292,007
                                                                                                                       ------------
                        PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES--0.3%
AAA               88    PaineWebber Mortgage Acceptance Corp. IV, Series 1993-5, Class A-14, 6/25/08 ..............          82,636
AAA               73    Salomon Brothers Mortgage Securities Inc. VI, Series 1987-3, Class A, 10/23/17 ............          65,758
                                                                                                                       ------------
                                                                                                                            148,394
                                                                                                                       ------------
                        COMMERCIAL MORTGAGE-BACKED SECURITIES--2.1%
AAA               25    Citicorp Mortgage Securities, Inc., Series 1998-3, Class A-6, 6.75%, 5/25/28 ..............          25,531
AAA              750    New York City Mortgage Loan Trust, Multifamily, Series 1996, Class A2, 6.75%, 6/25/11** ...         838,359
                                                                                                                       ------------
                                                                                                                            863,890
                                                                                                                       ------------
                        ASSET-BACKED SECURITIES--3.1%
AAA            1,230+   Chase Credit Card Master Trust, Series 1997-5, Class A, 6.194%, 8/15/05 ...................       1,236,150
NR               240++  Global Rated Eligible Asset Trust, Series 1998-A, Class A-1, 7.33%, 3/15/06 @/** ..........          13,173
                        Structured Mortgage Asset Residential Trust @/@@/**
NR               578++    Series 1997-2, 8.24%, 3/15/06 ...........................................................          21,685
NR               641++    Series 1997-3, 8.724%, 4/15/06 ..........................................................          24,039
                                                                                                                       ------------
                                                                                                                          1,295,047
                                                                                                                       ------------
                        U.S. GOVERNMENT AND AGENCY SECURITIES--63.1%
                 240    Small Business Investment Companies, Series 1998-10, 6.12%, 2/01/08 ......................          255,274
              27,000+   U.S. Treasury Bond Strip, Zero coupon, 11/15/09 ..........................................       20,402,820
                        U.S. Treasury Notes,
               1,450+     3.50%, 11/15/06 .........................................................................       1,503,795
                 525      4.375%, 8/15/12 .........................................................................         545,013
                 500      5.00%, 8/15/11 ..........................................................................         544,635
               1,700+     5.75%, 11/15/05 .........................................................................       1,879,894
                 550      6.00%, 8/15/09 ..........................................................................         635,701
                 385      6.625%, 5/15/07 .........................................................................         449,980
                                                                                                                       ------------
                                                                                                                         26,217,112
                                                                                                                       ------------
                        TAXABLE MUNICIPAL BONDS--8.6%
AAA              500    Fresno California Pension Obligation, Series 1994, 7.80%, 6/01/14 .........................         620,110
AAA              500    Kern County California Pension Obligation, 6.98%, 8/15/09 .................................         588,680
                        Los Angeles County California Pension Obligation,
AAA            1,000      Series A, 8.62%, 6/30/06 ................................................................       1,197,220
AAA              500      Series D, 6.97%, 6/30/08 ................................................................         586,165
AAA              500    Orleans Parish Louisiana School Board, Series A, 6.60%, 2/01/08 ...........................         566,430
                                                                                                                       ------------
                                                                                                                          3,558,605
                                                                                                                       ------------

                                            See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002

----------------------
 BCT SUBSIDIARY, INC.
----------------------

              PRINCIPAL
   RATING*     AMOUNT                                                                                                       VALUE
(UNAUDITED)     (000)                                    DESCRIPTION                                                      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        CORPORATE BONDS--16.4%
                        FINANCE & BANKING--5.7%
A+           $   500    Metropolitan Life Insurance Co., 6.30%, 11/01/03** ........................................    $    516,090
Aa3            1,000    Morgan Stanley Group, Inc.,10.00%, 6/15/08 ................................................       1,284,560
AAA              500    PaineWebber Group, Inc., 8.875%, 3/15/05 ..................................................         557,500
                                                                                                                       ------------
                                                                                                                          2,358,150
                                                                                                                       ------------
                        INDUSTRIALS--5.6%
BB+              100    American Airlines, Inc., 10.44%, 3/04/07 ..................................................          40,000
A              1,000    Dow Capital BV, 9.20%, 6/01/10 ............................................................       1,246,980
BBB+             500    Ralcorp Holdings, Inc., 8.75%, 9/15/04 ....................................................         556,090
BBB+             500    TCI Communications, Inc., 8.25%, 1/15/03 ..................................................         498,355
                                                                                                                       ------------
                                                                                                                          2,341,425
                                                                                                                       ------------
                        UTILITIES--2.6%
A                500    Alltel Corp., 7.50%, 3/01/06 ..............................................................         558,680
Baa1             500    Ohio Edison Co., 8.625%, 9/15/03 ..........................................................         508,625
                                                                                                                       ------------
                                                                                                                          1,067,305
                                                                                                                       ------------
                        YANKEE--2.5%
BBB-             500    Empresa Electrica Guacolda SA, 7.95%, 4/30/03** ...........................................         511,945
A-               500    Israel Electric Corp., Ltd., 7.25%, 12/15/06** ............................................         541,970
                                                                                                                       ------------
                                                                                                                          1,053,915
                                                                                                                       ------------
                        Total Corporate Bonds .....................................................................       6,820,795
                                                                                                                       ------------
                        Total Long-Term Investments (cost $61,673,832) ............................................      63,565,132
                        SHORT-TERM INVESTMENT--2.9%                                                                    ------------
                        DISCOUNT NOTE
               1,200    Federal Home Loan Bank, 1.65%, 11/01/02 (cost $1,200,000) .................................       1,200,000
                                                                                                                       ------------
                        Total Investments-155.8% (cost $62,873,832) ...............................................      64,765,132
                        Liabilities in excess of other assets--(55.8)% ............................................     (23,205,785)
                                                                                                                       ------------
                        NET ASSETS--100% ..........................................................................    $ 41,559,347
                                                                                                                       ============

----------------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 5.9% of its net assets, with a current market value of $2,467,261, in securities restricted as to resale.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

++   Security is fair valued. (Note 1)

@    Illiquid securities  representing 0.14% of net assets.

@@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $106,265.

                -------------------------------------------------
                               KEY TO ABBREVIATION
                REMIC -- Real Estate Mortgage Investment Conduit.
                -------------------------------------------------

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2002

-----------------------
 BCT SUBSIDIARY, INC.
-----------------------
================================================================================

ASSETS
Investments, at value (cost $62,873,832) (Note 1) .................  $64,765,132
Cash ..............................................................       25,898
Interest receivable ...............................................      771,054
Due from broker-- variation margin (Notes 1 & 3) ..................       23,562
                                                                     -----------
                                                                      65,585,646
                                                                     -----------
LIABILITIES
Reverse repurchase agreements (Note 4) ............................   23,669,187
Due to parent (Note 2) ............................................      339,789
Interest payable ..................................................       17,323
                                                                     -----------
                                                                      24,026,299
                                                                     -----------
NET ASSETS ........................................................  $41,559,347
                                                                     ===========
Composition of Net Assets:
  Par value (Note 5) ..............................................  $    29,571
  Paid-in capital in excess of par ................................   34,008,792
  Undistributed net investment income .............................    3,984,539
  Accumulated net realized gain ...................................    1,572,251
  Net unrealized appreciation .....................................    1,964,194
                                                                     -----------
Net assets, October 31, 2002 ......................................  $41,559,347
                                                                     ===========
NET ASSET VALUE PER SHARE:
  ($41,559,347 / 2,957,093 shares of common stock
    issued and outstanding) .......................................       $14.05
                                                                          ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED OCTOBER 31, 2002

-----------------------
 BCT SUBSIDIARY, INC.
-----------------------
================================================================================


NET INVESTMENT INCOME
Interest income (net of interest expense of $316,355) ............  $ 4,943,266
                                                                    -----------
EXPENSES
  Investment advisory ............................................      225,450
  Administration .................................................       61,486
  Custodian ......................................................       56,997
  Reports to shareholders ........................................        6,735
  Independent accountants ........................................       40,579
  Legal ..........................................................       12,199
  Miscellaneous ..................................................       19,304
                                                                    -----------
    Total expenses ...............................................      422,750
                                                                    -----------
Net investment income before excise tax ..........................    4,520,516
  Excise tax .....................................................      222,360
                                                                    -----------
Net investment income ............................................    4,298,156
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
  Investments ....................................................      259,631
  Futures ........................................................    1,405,803
  Options written ................................................      180,952
                                                                    -----------
                                                                      1,846,386
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................   (1,238,481)
  Futures ........................................................       50,523
  Interest rate cap ..............................................        9,803
                                                                    -----------
                                                                     (1,178,155)
                                                                    -----------
Net gain on investments ..........................................      668,231
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............  $ 4,966,387
                                                                    ===========

                       See Notes to Financial Statements.

STATEMENT OF CASH FLOWS YEAR ENDED OCTOBER 31, 2002

-----------------------
 BCT SUBSIDIARY, INC.
-----------------------
================================================================================


RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH FLOWS USED FOR OPERATING ACTIVITIES

Net increase in net assets resulting from operations ............  $  4,966,387
                                                                   ------------
Increase in investments .........................................   (15,034,475)
Net realized gain ...............................................    (1,846,386)
Decrease in unrealized appreciation .............................     1,178,155
Increase in interest rate cap ...................................       (71,419)
Decrease in receivable for investments sold .....................         5,537
Decrease in interest receivable .................................        60,518
Decrease in due from broker--variation margin ...................        51,754
Decrease in payable for investments purchased ...................      (872,656)
Increase in interest payable ....................................        13,714
Increase in options written .....................................       180,952
Decrease in due to parent .......................................      (501,594)
                                                                   ------------
  Total adjustments .............................................   (16,835,900)
                                                                   ------------
Net cash flows used for operating activities ....................  $(11,869,513)
                                                                   ============
INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities ....................  $(11,869,513)
                                                                   ------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements .....................    14,663,550
  Cash dividends paid ...........................................    (2,819,361)
                                                                   ------------
Net cash provided by financing activities .......................    11,844,189
                                                                   ------------
  Net decrease in cash ..........................................       (25,324)
  Cash at beginning of year .....................................        51,222
                                                                   ------------
  Cash at end of year ...........................................  $     25,898
                                                                   ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------
 BCT SUBSIDIARY, INC.
-----------------------
================================================================================


                                                       YEAR ENDED OCTOBER 31,
                                                    ---------------------------
                                                        2002            2001
                                                    -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ........................    $ 4,298,156     $ 2,634,090
  Net realized gain (loss) .....................      1,846,386        (133,301)
  Net change in unrealized appreciation
    (depreciation) .............................     (1,178,155)      4,211,098
                                                    -----------     -----------
  Net increase in net assets resulting
    from operations ............................      4,966,387       6,711,887
  Dividends from net investment income .........     (2,819,361)     (2,092,314)
                                                    -----------     -----------
  Total increase ...............................      2,147,026       4,619,573
                                                    -----------     -----------

NET ASSETS
Beginning of year ..............................     39,412,321      34,792,748
                                                    -----------     -----------
End of year ....................................    $41,559,347     $39,412,321
                                                    ===========     ===========
End of year undistributed net
  investment income ............................    $ 3,984,539     $ 2,447,244

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

-----------------------
 BCT SUBSIDIARY, INC.
-----------------------
================================================================================


                                                                  FOR THE PERIOD
                                                                    DECEMBER 3,
                                                                      1999(1)
                                            YEAR ENDED OCTOBER 31,    THROUGH
                                            ---------------------   OCTOBER 31,
                                               2002        2001        2000
                                             -------     -------     -------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period .....   $ 13.33     $ 11.77     $ 11.51
                                             -------     -------     -------
INVESTMENT OPERATIONS:

Net investment income (net of interest
  expense of $0.11, $0.21 and $0.21,
  respectively) ..........................      1.45        0.89        0.62
Net realized and unrealized gain (loss) ..      0.22        1.38       (0.36)
                                             -------     -------     -------
Net increase from investment operations ..      1.67        2.27        0.26
                                             -------     -------     -------
Dividends from net investment income .....     (0.95)      (0.71)         --
                                             -------     -------     -------
Net asset value, end of period ...........   $ 14.05     $ 13.33     $ 11.77
                                             =======     =======     =======
TOTAL INVESTMENT RETURN(2)................     12.55%      19.27%       2.26%
                                             =======     =======     =======

RATIOS TO AVERAGE NET ASSETS:

Operating expenses .......................      1.03%       1.03%     1.12%(4)
Operating expenses and interest expense ..      1.80%       2.69%     3.20%(4)
Operating expenses, interest expense
  and excise taxes .......................      2.35%       2.84%     3.40%(4)
Net investment income ....................     10.49%       7.08%     6.11%(4)
SUPPLEMENTAL DATA:
Average net assets (000) .................   $40,991     $37,193     $33,067
Portfolio turnover .......................        37%         20%         36%
Net assets, end of period (000) ..........   $41,559     $39,412     $34,793
Reverse repurchase agreements
  outstanding, end of period (000) .......   $23,669     $ 9,006     $12,154
Asset coverage(3) ........................   $ 2,756     $ 5,376     $ 3,863

----------

(1)  Commencement of investment operations.

(2) This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Total investment returns for periods less than one full year are not annualized. Past performance is no guarantee of future results.

(3)  Per $1,000 of reverse repurchase agreements outstanding.

(4)  Annualized.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

----------------------
 BCT SUBSIDIARY, INC.
----------------------
================================================================================


NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BCT Subsidiary, Inc. (the "Trust") was incorporated under the laws of the State of Maryland on November 12, 1999, and is a diversified closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Broad Investment Grade 2009 Term Trust Inc. ("BCT"), incorporated under the laws of the State of Maryland and as such, is a wholly owned subsidiary of BCT. The Trust's investment objective is to manage a portfolio of fixed income securities while providing cash flow definitions to BCT. No assurance can be given that the Trust's investment objective will be achieved.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values most of its securities on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. On October 31, 2002, the Trust held three positions that were valued at fair value, which is significantly lower than their purchase cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing may be used by the Trust as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put or call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, BlackRock Advisors, Inc. closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

SHORT SALES: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The Trust did not enter into any security lending transactions during the year ended October 31, 2002.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of their taxable income to shareholders. Therefore, no Federal income tax provisions are required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

RECLASSIFICATION OF CAPITAL ACCOUNTS: In order to present undistributed net investment income and paid-in capital more closely to its tax character, the Trust increased undistributed net investment income and decreased paid-in capital by $58,500. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly owned affiliate of Merrill Lynch & Co., Inc.

     The Trust reimburses BCT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BCT.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 aggregated $38,421,008 and $20,415,895, respectively.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against an affiliate of PNC or its affiliates, including Midland Loan Services, Inc.

     The Federal income tax basis of the Trust's investments at October 31, 2002 was $62,900,678, and accordingly, net unrealized appreciation was $1,864,454 (gross unrealized appreciation--$4,666,603, gross unrealized depreciation--$2,802,149).

     Details of open financial futures contracts at October 31, 2002 were as follows:

                                                                  VALUE AT                VALUE AT
NUMBER OF                                 EXPIRATION                TRADE                OCTOBER 31,        UNREALIZED
CONTRACTS                   TYPE             DATE                   DATE                    2002           APPRECIATION
--------------------   --------------  ----------------         -------------       -------------------   ---------------
Long Positions:
     52              10 Yr. U.S. T-Bond     Dec. '02              $5,892,445              $5,965,339          $72,894
                                                                  ==========              ==========          =======

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 2002 was approximately $17,388,173 at a weighted average interest rate of approximately 1.82%.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not enter into any dollar roll transactions during the year ended October 31, 2002.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BCT owned all of the 2,957,093 shares outstanding at October 31, 2002.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


To the Directors and Shareholder of BCT Subsidiary, Inc.

     We have audited the accompanying statement of assets and liabilities of BCT Subsidiary, Inc. (the "Trust"), including the portfolio of investments, as of October 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 3, 1999 (commencement of operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BCT Subsidiary, Inc. as of October 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 3, 1999 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

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                                       15

                              BCT Subsidiary, Inc.

Directors
   Ralph L. Schlosstein, CHAIRMAN(1)
   Andrew F. Brimmer
   Richard E. Cavanagh
   Kent Dixon
   Frank J. Fabozzi
   Robert S. Kapito(1)
   James Clayburn La Force, Jr.
   Walter F. Mondale

Officers
   Robert S. Kapito, PRESIDENT(1)
   Richard M. Shea, VICE PRESIDENT/TAX
   Henry Gabbay, TREASURER
   James Kong, ASSISTANT TREASURER
   Anne Ackerley, SECRETARY

Investment Advisor
   BlackRock Advisors, Inc.
   100 Bellevue Parkway
   Wilmington, DE 19809
   (800) 227-7BFM

Administrator
   Princeton Administrators, L.P.
   P.O. Box 9095 Princeton, NJ 08543-9095
   (800) 543-6217

(1) Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002 and will continue as Chairman and Chief Executive Officer of BlackRock Inc. and Chief Executive Officer of
     BlackRock Advisors, Inc. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

Custodian
   State Street Bank and Trust Company
   One Heritage Drive
   North Quincy, MA 02171

Transfer Agent
   EquiServe Trust Company, N.A.
   150 Royall Street
   Canton, MA 02021
   (800) 699-1BFM

Independent Accountants
   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116

Legal Counsel
   Skadden, Arps, Slate, Meagher & Flom LLP
   Four Times Square
   New York, NY 10036

Legal Counsel - Independent Directors
   Debevoise & Plimpton
   919 Third Avenue
   New York, NY 10022

BCT Subsidiary, Inc.
   c/o Princeton Administrators, L.P.
   P.O. Box 9095 Princeton, NJ 08543-9095
   (800) 543-6217

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

     The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called
"householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 227-7BFM.

================================================================================
This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of Trust shares.
Statements and other information contained in this report are as dated and are subject to change.

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